                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant / /

Filed by a Party other than the Registrant /X/

Check the appropriate box:

     /X/      Preliminary Proxy Statement

     / /      Confidential, for Use of the Commission Only (as permitted by Rule
              14a-6(e)(2))

     / /      Definitive Proxy Statement

     / /      Definitive Additional Materials

     / /      Soliciting Material Under Rule 14a-12

                           Elite Pharmaceuticals, Inc.
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                (Name of Registrant as Specified in Its Charter)

                            THE ELITE VALUE COMMITTEE
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    (Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

     Payment of Filing Fee (Check the appropriate box):

     /X/      No fee required.

     / /      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
              0-11.

     (1)      Title of each class of securities to which transaction applies:

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     (2)      Aggregate number of securities to which transaction applies:

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     (3)      Per unit price or other underlying  value of transaction  computed pursuant to Exchange  Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4)      Proposed maximum aggregate value of transaction:

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     (5)      Total fee paid:

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     / /      Fee paid previously with preliminary materials:

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     / /      Check box if any part of the fee is offset as provided by Exchange
Act Rule  0-11(a)(2)  and identify the filing for which the  offsetting  fee was paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)      Amount previously paid:

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     (2)      Form, Schedule or Registration Statement No.:

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     (3)      Filing Party:

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     (4)      Date Filed:

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                            THE ELITE VALUE COMMITTEE

                                October __, 2002

Dear Fellow Stockholder:

            The Elite Value Committee (the  "Committee") is the beneficial owner of 859,470  shares of common  stock of Elite  Pharmaceuticals,  Inc.  ("Elite"), representing  approximately  8.6% of the issued and outstanding common stock. We do not  believe  that the  current  Board of  Directors  is  acting in your best interests,  and we are  therefore  seeking  your support for the election of our slate of nominees  (the  "Slate") to the Elite Board of  Directors at the annual meeting  of  stockholders  scheduled  to be  held  at the  _____________________
located at _________________________, New York, New York on October 31, 2002, at
_____ A.M.

            We urge you to carefully  consider the information  contained in the attached Proxy  Statement and then support the  Committee's  efforts to maximize value for all  stockholders by signing,  dating and returning the enclosed WHITE proxy today.  The attached Proxy Statement and the enclosed WHITE proxy card are first being furnished to the stockholders on or about October ___, 2002.

            If you have already voted for the incumbent  management  slate,  you have every  right to change  your vote by signing  and  returning  a later dated proxy.

            If you have any questions or require any  assistance  with your vote please  contact  myself or Sharon  Will,  at the address and  telephone  numbers below.

                                          Thank you for your support,

                                          Harris Freedman
                                          On behalf of The Elite Value Committee

Harris Freedman
575 Lexington Avenue
New York, New York 10022
Tel (212) 572-0763
Fax (212) 572-0760

            or

Sharon Will
9 Prospect Hill Road Ext.
Pine Plains, New York 12567
Tel (518) 398-7830
Fax (518) 398-6369

                         ANNUAL MEETING OF STOCKHOLDERS
                                       OF
                           ELITE PHARMACEUTICALS, INC.

                            -------------------------

                                 PROXY STATEMENT
                                       OF
                            THE ELITE VALUE COMMITTEE

                            -------------------------

                    PLEASE MAIL THE ENCLOSED WHITE PROXY CARD

The Elite Value Committee (the  "Committee") is the beneficial  owner of 859,470 shares of Elite  Pharmaceuticals,  Inc., a Delaware corporation ("Elite," or the
"Company") common stock,  representing  approximately 8.6% of Elite's issued and outstanding  shares.  The  Committee  is writing to you in  connection  with the election of three  directors to Elite's Board of Directors at the annual meeting
of  stockholders   scheduled  to  be  held  at  the  _____________   located  at
____________________________,  New York,  New York on October 31, 2002,  at ____
A.M., including any adjournments or postponements  thereof and any meeting which may be  called  in lieu  thereof  (the  "Annual  Meeting").  The  Committee  has nominated three directors in opposition to three of Elite's  incumbent  director nominees,  Donald S.  Pearson,  Harmon  Aronson and Eric L. Sichel,  whose terms expire at the Annual Meeting.  The Committee believes that recent actions of the
Board  of  Directors  of Elite  (the  "Elite  Board")  have not been in the best interests of Elite's  stockholders.  As further described herein,  the Committee believes  that a thorough  investigation  of strategic  alternatives,  a greater dedication to maximizing  stockholder value, and improving corporate  governance policies  will be best  achieved by removing and  replacing the three members of the Elite Board with the Committee's  slate of director  nominees (the "Slate").
There can be no  assurance  that the  election  of the  Committee's  Slate  will maximize or otherwise enhance stockholder value or improve corporate governance.

            This proxy statement (the "Proxy  Statement") and the enclosed WHITE proxy card is being  furnished  to  stockholders  of Elite by the  Committee  in connection with the solicitation of proxies from Elite's stockholders to be used at the Annual Meeting to elect the Committee's  Slate,  Harris Freedman,  Sharon
Will and Michael  Freedman,  to the Elite Board.  This Proxy  Statement  and the
WHITE proxy card are first being  furnished to Elite's  stockholders on or about
October __, 2002.

            Elite has set the record date for determining  stockholders entitled to notice of and to vote at the  Annual  Meeting  as of  September  3, 2002 (the
"Record  Date").  The  principal  executive  offices of Elite are located at 165
Ludlow  Avenue,  Northvale,  New Jersey 07647 and its telephone  number is (201)
750-2646.  Stockholders  of record at the close of  business  on the Record Date will be entitled to vote at the Annual  Meeting.  According to Elite,  as of the
Record Date,  there were  _____________  shares of common stock (the  "Shares"), outstanding  and entitled to vote at the Annual  Meeting.  The Committee,  along with all of the participants in this solicitation, is the

beneficial owner of an aggregate of 859,470 Shares,  representing  approximately
8.6% of the Shares outstanding.  The participants in this solicitation intend to vote such Shares for the election of the Slate.

            THIS  SOLICITATION  IS BEING MADE BY THE COMMITTEE AND NOT ON BEHALF
OF THE BOARD OF DIRECTORS OR MANAGEMENT OF ELITE.  THE COMMITTEE IS NOT AWARE OF
ANY OTHER  MATTERS  TO BE  BROUGHT  BEFORE  THE  ANNUAL  MEETING  OTHER THAN THE
RATIFICATION OF THE APPOINTMENT OF THE COMPANY'S AUDITORS. SHOULD OTHER MATTERS,
WHICH THE COMMITTEE IS NOT AWARE OF A REASONABLE TIME BEFORE THIS  SOLICITATION,
BE BROUGHT  BEFORE  THE  ANNUAL  MEETING,  THE  PERSONS  NAMED AS PROXIES IN THE
ENCLOSED WHITE PROXY CARD WILL VOTE ON SUCH MATTERS IN THEIR DISCRETION.

            WE URGE YOU TO SIGN,  DATE AND RETURN THE WHITE  PROXY CARD IN FAVOR
OF THE ELECTION OF THE SLATE DESCRIBED IN THIS PROXY STATEMENT.

            IF YOU HAVE ALREADY SENT A PROXY CARD FURNISHED BY ELITE  MANAGEMENT
TO THE ELITE  BOARD,  YOU MAY REVOKE THAT PROXY AND VOTE AGAINST THE ELECTION OF
ELITE'S NOMINEES BY SIGNING, DATING AND RETURNING THE ENCLOSED WHITE PROXY CARD.
THE LATEST DATED PROXY IS THE ONLY ONE THAT COUNTS.  ANY PROXY MAY BE REVOKED AT
ANY  TIME  PRIOR TO THE  ANNUAL  MEETING  BY  DELIVERING  A  WRITTEN  NOTICE  OF
REVOCATION OR A LATER DATED PROXY FOR THE ANNUAL MEETING TO THE  COMMITTEE,  C/O
MACKENZIE  PARTNERS,  INC.  WHO IS  ASSISTING  IN THIS  SOLICITATION,  OR TO THE
SECRETARY OF ELITE, OR BY VOTING IN PERSON AT THE ANNUAL MEETING.

                                    IMPORTANT

            YOUR VOTE IS  IMPORTANT,  NO MATTER  HOW MANY OR HOW FEW  SHARES YOU
OWN. THE COMMITTEE URGES YOU TO SIGN,  DATE, AND RETURN THE ENCLOSED WHITE PROXY
CARD TODAY TO VOTE FOR THE ELECTION OF THE NOMINEE.

o           The Slate is committed, subject to their fiduciary duties to Elite's stockholders,  to giving all Elite's stockholders the opportunity to receive the  maximum  value for their  Shares.  A vote FOR the Slate will  enable you - as the owners of Elite - to send a message to the
            Elite Board that you are committed to  maximizing  the value of your
            Shares.

o           If your Shares are registered in your own name, please sign and date the enclosed  WHITE proxy card and return it to the  Committee,  c/o
            MacKenzie Partners, Inc., in the enclosed envelope today.

o           If any of your  Shares  are  held in the name of a  brokerage  firm, bank, bank nominee or other  institution on the Record Date, only it can  vote  such  Shares  and  only  upon  receipt  of your  specific instructions. Accordingly, please contact the person responsible for your account and instruct  that person to execute on your behalf the
            WHITE  proxy  card.   The  Committee   urges  you  to  confirm  your
            instructions  in writing to the person  responsible for your account and to provide a copy of such  instructions  to the Committee at the address and telephone numbers set forth below, and on the back cover of this proxy statement, so that we may be aware of all instructions and can attempt to ensure that such instructions are followed.

               If you have any questions about giving your proxy,
                                  please call:

                                 Harris Freedman
                              575 Lexington Avenue
                            New York, New York 10022
                               Tel. (212) 572-0763
                               Fax (212) 572-0760

                                       or

                                   Sharon Will
                            9 Prospect Hill Road Ext.
                           Pine Plains, New York 12567
                               Tel. (518) 398-7830
                               Fax (518) 398-6369

                       PROPOSAL 1 - ELECTION OF DIRECTORS

REASONS FOR THE SOLICITATION.

            We are asking you to elect three  representatives  nominated  by the
Committee to the Elite Board.

            As further described below, the Committee believes that the election of the Slate represents the best means for Elite's  stockholders to maximize the value of their Shares. As a significant  stockholder of Elite, the Committee has a vested interest in maximizing the value of the Shares.  The Committee believes that the members of the Slate have  extensive  experience  in private and public investment and business management.  If elected to the Board, the members of the
Slate will use their collective  experience to explore  alternatives to maximize
stockholder  value  including,   but  not  limited  to,  engaging  a  nationally
recognized investment banking firm to assist in the review and implementation of the alternatives the Slate believes will maximize  stockholder  value for all of
Elite's  stockholders.  There can be no assurance that the election of the Slate will maximize or otherwise enhance stockholder value.

            As a group, we do not seek permanent company positions.  If elected, we intend to hire management  support to work alongside Dr. Atul Mehta,  Elite's
President,  CEO and Chairman. We are prepared to add new directors with industry experience at the earliest possible opportunity, although we have not identified any persons at this date.  We bring over thirty years of business  experience in the public markets to bear in instituting our goals. We believe that the current
Board has limited or no business  experience in these areas,  and that Elite has suffered as a result.

WE BELIEVE THAT THE ELITE BOARD HAS FAILED TO MAXIMIZE STOCKHOLDER VALUE.

            In the Committee's  opinion,  the existing Elite Board has failed to maximize stockholder value as described below:

1.          Declining Stock Price
            ---------------------

            According  to Elite's  Form 10-K for the fiscal year ended March 31,
2002 (the "Form 10-K"),  during the fiscal year ended March 31, 2002, the Common
Stock traded on The American  Stock Exchange at a high of $11.50 per Share and a low of $4.85 per Share.  As of  September  24,  2002,  the Share price closed at
$2.74,  a decrease of over 43% from the $4.85 low  reported for the prior fiscal year.

            According to Elite's  Form 10-K,  during the fiscal year ended March
31, 2002,  Elite's Class A Warrants (the "Warrants")  traded on the OTC Bulletin
Board at a high of $6.21 per Warrant and a low of $.86 per Warrant.  The Warrant
price reached its low during  Elite's last fiscal  quarter ended March 31, 2002.
As of September  24, 2002,  the Warrant price closed at $.25, a decrease of over
70% from the $.86 low reported for the prior fiscal year.

            The high and low prices presented in the preceding two paragraphs as a basis of comparison  for Elite's  recent Common Stock and Warrant  prices were extracted  from a table in the Form 10-K  which  sets forth the high and low bid prices of the Common  Stock and  Warrants  during  each  quarter of the last two fiscal years as required by disclosure  rules  promulgated by the Securities and
Exchange Commission.

2.          Failure to Consummate Material Business Agreements
            --------------------------------------------------

            According to its public filings,  prior to the  Committee's  Consent
Solicitation,  Elite had not entered into any new material licensing  agreements or joint  ventures  since  June  2001.  Subsequent  to the  Committee's  Consent
Solicitation,  Elite  announced a  developmental  manufacturing  agreement  with
Ethypharm S.A. for a new prescription drug whereby Elite has received an initial manufacturing  fee.  Though  few  material  terms  of  the  contract  have  been disclosed,  once again  Elite is  working on a  contractual  basis  rather  than licensing one of its proprietary  drugs. Elite has also failed to enter into any agreements with a nationally  recognized  investment  banking firm or agreements with a strategic  partner.  We question how management intends to achieve growth and  profitability  of the Elite  business  without a greater number of material business  agreements  and  joint  ventures,  or  the  services  of a  nationally recognized investment banking firm.

3.          Failure to File Any Treatment IND, ANDA or NDA with the
            Food and Drug Administration
            -------------------------------------------------------

            Extremely discouraging to the Committee, according to Elite's public filings,  Elite has not filed any investigational new drug ("IND")  application, abbreviated new drug application  ("ANDA") or new drug application  ("NDA") with the Food and Drug Administration since Elite became a public company in 1997.

4.          Lack of Management Expertise
            ----------------------------

            According  to its  public  filings,  Elite  has not  engaged a Chief
Operating Officer or Chief Financial Officer.

WE BELIEVE  THAT THE ELITE  BOARD  SHOULD  APPOINT A QUALIFIED  CHIEF  FINANCIAL
OFFICER AND CHIEF OPERATING OFFICER.

            The  Committee  believes  that  there are  alarming  gaps in Elite's executive  management.  According to the Consent  Revocation  Statement filed by
Elite on September 16, 2002, Atul Mehta is Elite's President and Chief Executive
Officer  and  Mark  Gittelman  serves  as  part-time  Chief  Financial  Officer,
Secretary  and  Treasurer.  Other than Mr. Mehta,  there are no other  full-time executive  officers of Elite.  The  Committee  believes  that the  operation and management  of a  public  company  require  more  than one  full-time  executive officer.  The Committee believes that it is critical for a publicly held company to engage a full-time Chief Financial  Officer in order to oversee the company's financial  reporting  obligations under federal  securities laws, review company policy  relating to accounting  and internal  controls and act as a liaison with the company's  auditors.  If Mr.  Gittelman is informally  taking on the role of
Chief Financial Officer, the Committee believes his

part-time  assistance  is  inadequate.  We also  believe  that the services of a qualified  Chief  Operating  Officer are crucial in  overseeing  the  day-to-day operations of a public company. If Mr. Mehta is informally taking on the role of
Chief  Operating  Officer,  the  Committee  believes that he lacks the necessary skills and time to  effectively  serve both  positions.  The Committee  believes
Elite  would  be  better  served  with  a  team  of   professional   management.
Accordingly,  if elected,  the Slate will conduct a search for a qualified Chief
Financial Officer and Chief Operating Officer.

WE DISAGREE WITH THE ELITE BOARD'S DECISION NOT TO EXTEND THE EXPIRATION DATE OF
OUTSTANDING CLASS A WARRANTS.

               Certain   members  of  the   Committee   and  other   significant
stockholders of Elite currently own Warrants to purchase Common Stock at a price of $6.00 per share.  As a majority of these Warrants expire on November 30, 2002 and  the  Warrants  are  currently  out-of-the-money,  certain  members  of  the
Committee had requested that the Elite Board extend the  expiration  date of the
Warrants.  On July 24, 2002,  Elite filed a Current  Report on Form 8-K with the
Securities and Exchange Commission denying this request.

            What's  good for the goose is  apparently  not good for the  gander.
According to Elite's  public  filings,  in December 2000 the Board  extended the expiration  date of 425,000  options  held by Dr. Mehta for an  additional  five years.  Why were Dr. Mehta's  options  extended,  while warrants held by Elite's loyal investors are not? To make matters worse, Dr. Mehta's options were "in the money." When the Board  extended  his options on December  15,  2000,  the stock closed at $7.50,  while the exercise price was $7.00.  Had Dr. Mehta been forced to exercise,  the Company would have  received  $2.975  million in proceeds.  We question the wisdom and fairness of directors who extend an  employee's  "in the money" warrants, while refusing to extend "out of the money" warrants for public warrantholders.

            The Warrants may provide  substantial  capital resources to Elite if and when  Elite's  stock  price  rises.  Assuming  that,  to  date,  none of the
1,525,000 Warrants affected by the Elite Board decision have been exercised, the
Elite  Board  decision  foregoes  potential   financing  proceeds  to  Elite  of
$9,150,000, if the Warrants were exercised. These proceeds would be available to
Elite at minimal  additional  cost. To obtain  additional  capital  without this resource, Elite would likely incur substantial cost and expense. Also, there can be no assurance that Elite would be able to obtain  additional  financing,  when needed.

            The  Committee  believes that a Warrant  extension  will result in a non-cash charge of  approximately  $1,000,000 to Elite's  financial  statements.
This charge will not reduce Elite's cash balance and, we believe,  is irrelevant when  weighed  against the  significant  potential  future  proceeds.  Elite has continually  misrepresented this point to its stockholders,  suggesting that the
"charge" will deplete Elite's assets.  Why not extend the expiration date of the warrants and obtain  potentially  $9,000,000 in proceeds,  if the Company's cash will not be depleted?

            The members of the Slate and their  affiliates  beneficially  own an aggregate of 285,250 Warrants,  a majority of which expire on November 30, 2002.
If the Slate is elected and the expiration date of the Warrants is extended, the members of the Slate and their affiliates will benefit

from such  extension  to the extent the price of Elite  Common Stock rises above
$6.00 per Share,  the exercise price of the Warrants.  There can be no assurance that the price of Elite's Common Stock will ever rise above $6.00 per Share.

THE ELITE  BOARD'S  DECISIONS  BENEFIT  DR.  MEHTA TO THE  DETRIMENT  OF ELITE'S
STOCKHOLDERS.

            Elite's public filings  illustrate board decisions that have favored
Dr. Mehta.  In addition to the extension of Dr. Mehta's 425,000 stock options as discussed  above, the Elite Board purchased 20,214 common stock options from Dr.
Mehta in January 2001 for $83,896. The exercise price of these options was $2.00 per share. By buying the options  directly from Dr. Mehta,  Elite lost the right to receive $40,428 in cash on their exercise, plus it incurred a cost of $83,896 to buy shares from Dr.  Mehta.  According  to SEC  records,  Dr. Mehta has never filed a Form 4  reporting  this  transaction,  even  though  Elite's  Form  10-K reported  that all such forms had been filed.  Does Dr. Mehta have  something to hide?

            In fiscal  2002,  the Board  granted  Dr.  Mehta a $30,000  year-end bonus.  Elite has not explained what, if any,  performance  objectives Dr. Mehta achieved to receive this bonus.  Considering  Elite's declining stock price, Dr.
Mehta's  $272,855  salary,  as well as his five-year  contract,  we question the wisdom of granting any bonus. If our nominees are elected, they will ensure that any bonus is tied to performance.

            On July 18, 2002, the Board amended Dr. Mehta's five-year employment agreement to provide for additional  compensation to Dr. Mehta in the event of a
"change in control," as defined in the agreement.  The Board's  action  occurred the same day the Elite Board denied extending the expiration date of the Class A warrants.  This  amendment,  like Dr. Mehta's current  contract,  has never been filed with the SEC.  According to Elite, the amendment provides Dr. Mehta with a large cash payment if Elite's  stockholders  determine that the current Board is deficient  and elect a majority of new  directors.  We question the integrity of directors  who would  penalize  their own  Company and reward Dr.  Mehta,  based solely on the  stockholders'  conclusion that the directors  should be replaced.
Indeed,  while claiming to the public that Dr. Mehta is critical to the Company, the  existing  Board has modified his  five-year  employment  contract to permit early termination, so that Dr. Mehta would receive several years of compensation without doing any work. The current Board has not offered any  explanation as to how this  arrangement  benefits  Elite or its  stockholders.  We ask:  Are these directors representing your interests -- or their own and Dr. Mehta's?

            We  believe  that the  Board's  action  represents  a breach  of its fiduciary duty to Elite  stockholders,  and violates  Delaware Law by giving the existing Board special powers that stockholder  elected directors will not have.
The Committee  will  vigorously  oppose any payments  pursuant to this amendment and, if any payments are made to Dr. Mehta,  will seek  appropriate  relief from all responsible parties.

WE BELIEVE THAT THE ELITE BOARD MUST  PROMPTLY  EXPLORE  OTHER  ALTERNATIVES  TO
MAXIMIZE STOCKHOLDER VALUE.

            The  Committee  believes  that  the  value  of  Elite  has not  been maximized by the Elite Board and  believes  that the election of the Slate would significantly  increase the potential for  stockholders to maximize the value of their Shares.  Harris  Freedman  would bring to the Elite Board over 30 years of experience  working as a business  consultant for private and public  companies, including coordinating strategic alliances and capital raising.  Sharon Will has approximately  15 years of  experience  in  investor  relations  for private and public companies. Harris Freedman and Sharon Will both served as consultants for
Elite.  Michael H.  Freedman  has been an  attorney  for over  twelve  years and specializes  in securities  and  corporate  law. He served as Secretary of Elite from  1998 to  1999.  For  further  information  regarding  the  background  and qualifications  of the members of the Slate,  see "The  Slate." If elected,  the members  of the Slate  will,  subject to their  fiduciary  duties,  explore  all available alternatives to maximize stockholder value including,  but not limited to (a) engaging a nationally  recognized  investment  banking firm to advise the
Board on strategic  alternatives to enhance stockholder value, which may include
(i) an  extraordinary  corporate  transaction,  such as a  merger  or  strategic alliance  involving Elite or any of its  subsidiaries;  (ii) material changes in the present capitalization of Elite; and (iii) other material changes in Elite's
business  or  corporate  structure;   and  (b)  engage  consultants  to  provide
information  to the  business  community  regarding  Elite's  business  plan and product projections.

            We wish to provide the stockholders,  the true owners of Elite, with the opportunity to elect directors who are unaffiliated  with the existing Elite
Board.  Your decision to elect the Slate does not  constitute a vote in favor of our value enhancing plans.  Your decision to elect the Slate will have the legal effect of replacing three  incumbent  directors with our nominees.  However,  if elected,  the Slate will seek stockholder  approval for any value enhancing plan to the extent required by applicable law.

            Neither we (nor to our  knowledge,  any other  person on our behalf)
has made or undertaken any analysis or reports as to whether  stockholder  value will be maximized as a result of this or has obtained  reports from  consultants or other outside parties as to whether the proposals presented herein would have an effect on stockholder value. There can be no assurance that stockholder value will be maximized as a result of this or the election of the Slate.

THE SLATE

            Set forth below are the name,  business  address,  present principal occupation and  employment  and material  occupations,  positions,  offices,  or employments  for  the  past  five  years  of  each  member  of the  Slate.  This information  has been furnished to the Committee by the Slate.  Where no date is given for the commencement of the indicated  office or position,  such office or position  was  assumed  prior to August 1, 1997.  The  members of the Slate have agreed to serve as directors of Elite if duly elected, and have Proxyed to being named  herein.  Each person  listed  below is a citizen of the United  States of
America.

            Harris  Freedman  (68) has been a  business  consultant  for over 30 years and has been  engaged by  numerous  public and private  companies.  Bridge
Ventures, Inc. was a business consultant

for  Elite  from  August  1997 to  December  2001.  Mr.  Freedman  serves as the
Secretary of Bridge Ventures, Inc. and SMACS Holding Corp.,  family-owned equity finance  companies.  Mr.  Freedman is Michael H.  Freedman's  father.  As of the
Record Date, Mr. Freedman  beneficially  owned 595,170 Shares,  369,970 of which were  owned by Bridge  Ventures,  Inc.,  102,200  of which  were owned by Bridge
Ventures,  Inc.  Employee  Pension  Plan,  121,000  of which were owned by SMACS
Holding Corp., and 2,000 of which were owned by him  individually.  The business address of Mr. Freedman is 1241 Gulf of Mexico Drive,  Sarasota,  FL 34228.  For
information  regarding Mr. Freedman's purchases and sales of securities of Elite during the past two years, see Schedule I.

            Sharon Will (43) is the  President  of Saggi  Capital  Corp.,  which performs  investor  relation  services for  smallcap  public  companies  and has performed  these  services  for over 15 years.  Saggi  Capital  Corp.  is also a private investor in smallcap companies. Saggi Capital Corp. was engaged by Elite from 1997 to 2002. As of the Record Date,  Ms. Will  beneficially  owned 240,800
Shares,  217,500 of which were owned by Saggi Capital Corp., 7,450 of which were owned by Saggi Capital Corp.  Money Purchase Plan, and 8,350 of which were owned by Saggi Capital Corp.  Profit Sharing Plan. The business address of Ms. Will is
9 Prospect Hill Road Ext., Pine Plains, NY 12567. For information  regarding Ms.
Will's purchases and sales of securities of Elite during the past two years, see
Schedule I.

            Michael H.  Freedman  (40) has been an attorney with the Law Offices of  Michael  H.  Freedman  since  December  1999.  From 1996 to 1999,  he was an associate  with the law firm  Silverman  Sklar Byrne Shin &  Byrne P.C.  Mr.
Freedman  specializes  in securities  and  corporate  law. From 1998 to 1999, he served as Secretary of Elite. Mr. Freedman is the son of Harris Freedman.  As of
the Record Date, Mr.  Freedman  beneficially  owned 23,500 Shares.  The business address of Mr. Freedman is 200 East 89th Street, Suite 17A, New York, NY 10128.

            The Slate will not receive any  compensation  from the Committee for their  services  as  directors  of Elite.  Harris  Freedman  and Sharon Will may receive  proceeds from the exercise of Warrants held by them or their affiliates if the  expiration  date of the  Warrants is  extended.  On August 5, 2002,  the members of the Slate and the  remaining  participants  in this  Proxy  Statement entered into a Joint Filing  Agreement,  in which,  among other things,  (i) the parties  agreed to the joint filing on behalf of each of them of  statements  on
Schedule 13D with respect to the Common Stock of Elite,  (ii) the parties agreed to form the Committee for the purpose of soliciting  written consents or proxies to, among other things,  elect the Slate to the Board by the written  consent of stockholders  or at the next annual meeting of  stockholders or other meeting of stockholders  held for such  purpose,  (iii) the members of the Slate  agreed to serve as  directors of Elite if duly  elected,  and (iv) Bridge  Ventures,  Inc.
agreed  to bear  all  expenses  incurred  in  connection  with  the  Committee's activities,  including  approved  expenses incurred by any of the parties in the solicitation  of written  consents  or proxies by the  Committee.  Other than as stated above, there are no arrangements or understandings  between the Committee and any member of the Slate or any other  person or persons in  connection  with this Proxy Statement.  No member of the Slate has been convicted in any criminal proceedings (excluding traffic violations or similar misdemeanors) over the past
10  years.  No member  of the  Slate is a party  adverse  to Elite or any of its subsidiaries  or  has a  material  interest  adverse  to  Elite  or  any  of its subsidiaries in any material pending legal proceedings.

            The Committee does not believe that any members of the Slate will be unable to stand for election,  but, in the event that such persons are unable to serve or for good cause will not serve,  the Shares  represented by the enclosed
WHITE  Proxy  Card will be voted  for  substitute  nominees.  In  addition,  the
Committee  reserves the right to nominate  substitute  persons if Elite makes or announces  any changes in its Bylaws or takes or announces any other action that has, or if consummated would have, the effect of disqualifying any member of the
Slate.  In any such case,  Shares  represented  by the enclosed WHITE Proxy Card will be voted for such  substitute  nominees.  Notwithstanding  the  Committee's ability to vote for substitute nominees,  the enclosed WHITE Proxy Card can only be voted for up to three directors.

            If the  proxy  solicitation  is  unsuccessful,  the  Committee  will consider  all  available  options,  including  nominating  a slate  of  director nominees for election by written consent under Delaware Law.

            YOU ARE  URGED TO VOTE FOR THE  SLATE ON THE  ENCLOSED  WHITE  PROXY
CARD.

                      PROPOSAL 2 - RATIFICATION OF AUDITORS

            The  Committee  has  no  objection  to  the   ratification   of  the
appointment of ____________ as independent  accountants for Elite for the fiscal year ending March 31, 2003.  Please see the  Management  Proxy  Statement  for a
description of this proposal.

                        BACKGROUND TO PROXY SOLICITATION

            On August 1, 1997, Bridge Ventures,  Inc. ("Bridge"),  a participant in this  controlled  by Harris  Freedman,  and Elite  entered  into a consulting agreement whereby Bridge would provide financial consulting services.  Elite and
Bridge  mutually  agreed to  terminate  this  agreement  on December  31,  2001.
Pursuant to this agreement,  Bridge received 250,000 warrants to purchase Shares at an exercise price of $6.00 per Share.

            On August 1, 1997, Saggi Capital Corp.  ("Saggi"),  a participant in this  controlled by Sharon Will,  and Elite entered into a consulting  agreement whereby Saggi would provide investor relations  services.  Elite terminated this agreement on March 31, 2002. Pursuant to this agreement,  Saggi received 100,000 warrants  to  purchase  Shares at an  exercise  price of $6.00 per Share.  Elite terminated  the  agreement  stating  that it  desired  to  pursue a more  formal consulting arrangement for a broader scope of services.

            On December 31, 2001, the date of termination of Bridge's consulting agreement with Elite, Elite's Share price closed at $6.50. On July 15, 2002, the
Share price  closed at $3.60,  representing  a decrease in price of over 44%. In response to this decline in Share price,  Bridge and Saggi delivered a letter to
Dr.  Atul  Mehta and  Elite's  Board of  Directors  on July 16,  2002  ("July 16
Letter")  questioning  management's  execution of its  business  plan and urging management to appoint  additional senior level management,  including a business development  expert, an investor relations firm, and an investment banking firm.
The July 16 Letter  also  expressed  concerns  regarding  Elite's  inability  to consummate any licensing, joint venture, or other agreements with third parties.
Bridge and Saggi  requested a meeting with the Elite Board to discuss  these and other  matters.  On July 17,  2002,  Dr.  Mehta and the Elite Board  delivered a letter to Bridge and Saggi denying the request.

            On July 18,  2002,  Harris  Freedman  filed a Schedule  13D with the
Securities and Exchange Commission with respect to his ownership of Elite Common
Stock  disclosing  his  intention to seek changes in the Elite Board and to take other possible actions.

            On July 18, 2002,  Elite's  attorneys,  James McElroy  &  Diehl,
P.A.,  delivered a letter to Harris Freedman ("July 18 Letter") alleging certain acts by Mr.  Freedman  detrimental to Elite and explaining the rationale for the
Elite Board's  decision not to extend the  expiration  date of the Warrants.  On
July 24, 2002,  Elite filed a Current Report on Form 8-K with the Securities and
Exchange  Commission stating that it would not extend the expiration date of the
Warrants. On July 31, 2002, Harris Freedman's  attorneys,  Olshan Grundman Frome
Rosenzweig & Wolosky LLP, delivered a letter to Elite's attorneys  generally denying all allegations set forth in the July 18 Letter.

            On August 5, 2002,  Bridge  delivered to the Elite Board its written consent  and a demand  letter to  inspect  Elite's  stockholders  list and other records.  On or around August 5, 2002, the Committee filed a preliminary consent solicitation statement and amended Schedule 13D with the Securities and Exchange
Commission.  The  members of the Slate and the  remaining  participants  in this
Proxy also entered into a Joint Filing Agreement,  in which, among other things,
(i)  the  parties  agreed  to the  joint  filing  on  behalf  of each of them of statements  on Schedule 13D with respect to the Common Stock of Elite,  (ii) the parties agreed to form the Committee for the purpose of

soliciting  written consents or proxies to, among other things,  elect the Slate to the  Board by the  written  consent  of  stockholders  or at the next  annual meeting of stockholders or other meeting of stockholders  held for such purpose,
(iii) the  members of the Slate  agreed to serve as  directors  of Elite if duly elected, and (iv) Bridge agreed to bear all expenses incurred in connection with the Committee's  activities,  including approved expenses incurred by any of the parties in the solicitation of written consent or proxies by the Committee.

            On August ___, 2002, Elite informed the Committee that it would deny the Committee's  request to inspect Elite's stockholder list. Elite's reason was that the Committee's  request for an "improper  purpose." The Committee believes that Elite's refusal to provide a stockholder list violates Delaware Law.

            On  August  26,  2002,  the  Committee  filed a  definitive  consent solicitation  statement with the Securities and Exchange  Commission in order to solicit  written  consents  from  Elite  stockholders  (a) to  remove  Donald S.
Pearson,  Harmon Aronson and Eric L. Sichel from Elite's Board without cause and any person or persons  elected to the Elite  Board to fill any  vacancy  arising since  the last  annual  meeting  of  Elite's  stockholders,  or  newly  created directorships  and (b) to  elect  the  Committee's  slate  of  nominees,  Harris
Freedman,  Sharon Will and Michael  Freedman  to the Elite  Board,  and to serve until their respective successors are duly elected and qualify.

            On August 27, 2002,  Elite  commenced an action in the Court against the Committee,  and other named and unnamed  individuals,  seeking to enjoin the
Committee's consent solicitation.  The complaint seeks injunctive relief against the Committee on the basis that it has violated the federal  securities laws and the rules  promulgated by the SEC  thereunder  by, among other things,  filing a
Schedule  13D more  than ten days  after  the  Committee  formed a  "group"  for purposes of Section 13(d) of the Securities Exchange Act of 1934 (the "Act"), by
failing to disclose  all persons  acting in concert  with the  Committee  and by acquiring  additional  shares of our stock during a period that is prohibited by the Act .

            Elite also alleges that the Committee  violated Section 14(a) of the
Act by filing a false and misleading proxy solicitation which failed to identify all the participants of the Committee's solicitation. The complaint also alleges that the  Committee  is  violating  the SEC's  proxy rules in  conducting  their consent  solicitation by representing to Elite  stockholders  the outcome of the consent solicitation  process.  Elite contends that the Committee violated these stockholder-protection  provisions  of the federal  securities  laws in order to advance its efforts to take control of the Company.  The Committee believes this suit is without merit and is merely a tactical  device to deny the Committee its rights as stockholders to participate in corporate governance.

            On August 27,  2002,  Elite  applied to the United  States  District
Court for the District of New Jersey (the  "Court") for a temporary  restraining order  barring the  Committee  from any contact  with Elite's  stockholders.  On
September 6, 2002, the Court denied this application.

                           VOTING AND PROXY PROCEDURES

            Only  stockholders  of record on the Record Date will be entitled to notice of and to vote at the Annual Meeting. Each Share is entitled to one vote.
Stockholders  who sell Shares  before the Record Date (or acquire  them  without voting rights after the Record Date) may not vote such Shares.  Stockholders  of record on the Record Date will retain their voting rights in connection with the
Annual  Meeting even if they sell such Shares  after the Record  Date.  Based on publicly available information, the Committee believes that the only outstanding class of  securities  of Elite  entitled  to vote at the  Annual  Meeting is the
Shares.

            Shares  represented  by properly  executed WHITE proxy cards will be voted  at the  Annual  Meeting  as  marked  and,  in  the  absence  of  specific instructions,  will be voted FOR the election of the Slate to the Board, FOR the proposal to ratify the appointment of ______________ as independent  accountants of Elite for the fiscal year ending March 31, 2003, and in the discretion of the persons  named as proxies on all other  matters as may properly  come before the
Annual Meeting.

            We are  asking  you to elect  our  Nominee  in  opposition  to three incumbent nominees whose terms expire at the Annual Meeting.  The enclosed WHITE proxy card may only be voted for our Slate and does not confer voting power with respect  to the  remaining  directorship.  Accordingly,  you  will  not have the opportunity to vote for Elite's nominees. You can only vote for Elite's nominees by signing and  returning a proxy card  provided by Elite.  Stockholders  should
refer  to  the   Management   Proxy   Statement   for  the  names,   background,
qualifications  and other  information  concerning  the  Elite's  nominees.  The
Committee  intends  to vote all of its Shares in favor of its Slate and will not vote its Shares in favor of any of Elite nominees in order to fill the remaining directorship.

QUORUM

            In order to conduct  any  business at the Annual  Meeting,  a quorum must be present in person or represented by valid proxies.  A quorum consists of a majority of the Shares issued and  outstanding  on the Record Date. All Shares that are voted  "FOR",  "AGAINST"  or  "ABSTAIN"  on any  matter  will count for purposes of establishing a quorum and will be treated as Shares entitled to vote at the Annual Meeting (the "Votes Present").

ABSTENTIONS

            Abstentions  will  count as Votes  Present  and shall  have the same effect as a vote  against a matter  (other than in the election for the Board of
Directors).  While there is no  definitive  statutory  or case law  authority in
Delaware,  the Company's state of  incorporation,  as to the proper treatment of abstentions,  the  Committee  believes  that  abstentions  should be counted for purposes of determining  both:  (i) the total number of Votes  Present,  for the purpose of determining whether a quorum is present; and (ii) the total number of
Votes Present that are cast ("Votes  Cast") with respect to a matter (other than in the election of the Board of Directors).

BROKER NON-VOTES

            Shares  held in  street  name  that are  present  by  proxy  will be considered  as Votes  Present for  purposes of  determining  whether a quorum is present.  With regard to certain proposals,  the holder of record of Shares held in street name is permitted to vote as it determines,  in its discretion, in the absence of direction from the beneficial holder of the Shares.

            The term "broker non-vote" refers to shares held in street name that are not voted  with  respect  to a  particular  matter,  generally  because  the beneficial  owner did not give any  instructions to the broker as to how to vote such shares and the broker is not permitted under  applicable rules to vote such shares in its  discretion  because of the subject  matter of the  proposal,  but whose shares are present on at least one matter. Such shares shall be counted as
Votes Present for the purpose of determining whether a quorum is present. Broker non-votes  will not be counted as Votes Cast with respect to matters as to which the record holder has expressly not voted.  Accordingly,  the Committee believes that broker  non-votes  will have no effect upon the outcome of voting on any of the business matters set forth in this Proxy Statement.

VOTES REQUIRED FOR APPROVAL

Election  of  Directors

            A  plurality  of the total  Votes  Cast by  holders of the Shares is required  for the  election of  directors  and the nominees who receive the most votes will be elected  (assuming a quorum is present).  A vote to "WITHHOLD" for any nominee for director will be counted for purposes of  determining  the Votes
Present,  but  will  have no  other  effect  on the  outcome  of the vote on the election of directors. Each stockholder entitled to vote shall have the right to cast one vote per share outstanding in the name of such stockholder, for as many persons as there are directors to be elected.  A stockholder may cast such votes for the Slate  either by so  marking  the ballot at the  meeting or by  specific voting  instructions sent with a signed proxy to either the Committee in care of
MacKenzie  Partners,  Inc. at or to Elite at 165 Ludlow Avenue,  Northvale,  New
Jersey 07647, or any other address provided by Elite.

Other  Proposals

            Other than the  election of  directors,  the vote  required  for all other business matters set forth in this Proxy Statement is the affirmative vote of a majority of the Votes Cast.

REVOCATION OF PROXIES

            Elite  stockholders  may revoke  their  proxies at any time prior to exercise  by  attending  the  Annual  Meeting  and  voting in  person  (although attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy) or by delivering a written notice of  revocation.  The delivery of a
subsequently   dated  proxy  which  is  properly  completed  will  constitute  a revocation of any earlier proxy.  The revocation may be delivered  either to the
Committee in care of MacKenzie  Partners,  Inc. at 105 Madison Avenue, New York,
New York 10016 or to Elite at 165 Ludlow

Avenue,  Northvale,  New Jersey  07647 or any other  address  provided by Elite.
Although a revocation is effective if delivered to Elite, the Committee requests that either the original or photostatic  copies of all  revocations be mailed to the Committee in care of MacKenzie  Partners,  Inc. at 105 Madison  Avenue,  New
York, New York 10016 so that the Committee will be aware of all  revocations and can more  accurately  determine if and when proxies have been  received from the holders of record on the Record  Date of a majority of the  outstanding  Shares.
Additionally, the Committee may use this information to contact stockholders who have  revoked  their  proxies in order to solicit  later  dated  proxies for the election of the Slate.

            IF YOU WISH TO VOTE FOR THE  ELECTION  OF THE  NOMINEE  TO THE ELITE
BOARD,  PLEASE SIGN,  DATE AND RETURN  PROMPTLY THE ENCLOSED WHITE PROXY CARD IN
THE POSTAGE-PAID ENVELOPE PROVIDED.

                              SOLICITATION OF VOTES

            The  solicitation of votes pursuant to this Proxy Statement is being made by the  Committee.  Votes may be solicited by mail,  facsimile,  telephone, telegraph, in person and by advertisements. The Committee will not solicit votes via the Internet.

            The Committee has retained MacKenzie  Partners,  Inc.  ("MacKenzie")
for advisory  services in  connection  with this proxy  solicitation,  for which
MacKenzie will receive a fee not to exceed $15,000,  together with reimbursement of its  reasonable  out-of-pocket  expenses,  and  will be  indemnified  against certain  liabilities  and  expenses,  including  certain  liabilities  under the federal securities laws. In addition, under certain circumstances, MacKenzie may receive additional  amounts.  The Committee will solicit votes from individuals, brokers, banks, bank nominees and other institutional holders. The Committee has requested banks, brokerage houses and other custodians, nominees and fiduciaries to forward all  materials  to the  beneficial  owners of the Shares they hold of record.  The Committee will reimburse these record holders for their  reasonable out-of-pocket expenses in so doing. It is anticipated that MacKenzie will employ approximately 20 persons in connection with its services to the Committee.

            The  entire  expense  of  soliciting  votes  is  being  borne by the
Committee.  If the Slate is elected to the Elite Board, the Committee intends to seek reimbursement of the costs of this from Elite. Unless otherwise required by law,  the  Committee  does not  currently  intend  to  submit  the  question  of reimbursement  of the  costs of this to a  stockholder  vote.  The costs of this
Proxy  Statement  are  currently  estimated to be  approximately  $_______.  The
Committee  estimates  that through the date hereof,  its expenses in  connection with this Proxy Statement are approximately $50,000.

                             PARTICIPANT INFORMATION

            Bridge,  a Florida  corporation,  and SMACS Holding Corp., a Florida corporation  ("SMACS"),  are private equity  financing  companies  controlled by
Harris Freedman. The principal business address of Bridge and SMACS is 1241 Gulf of Mexico Drive,  Sarasota, FL 24228. By virtue of his positions with Bridge and
SMACS,  Harris  Freedman  has the sole  power to vote and  dispose of the Shares owned by each of Bridge  and  SMACS.  As of the date  hereof,  Bridge  and SMACS beneficially  owned 369,970 and 121,000  Shares,  respectively.  For information regarding Bridge and SMACS purchases and sales of securities of Elite during the past two years, see Schedule I.

            Bridge Ventures,  Inc. Employee Pension Plan ("Bridge Pension Plan")
is an employee  benefit plan for the benefit of Harris  Freedman.  The principal business address of Bridge Pension Plan is 1241 Gulf of Mexico Drive,  Sarasota,
FL 24228. Harris Freedman and Annelies Freedman,  Mr. Freedman's spouse, are the
Trustees  of Bridge  Pension  Plan.  By virtue of their  positions  with  Bridge
Pension Plan,  Harris  Freedman and Annelies  Freedman have shared power to vote and dispose of the Shares owned by Bridge  Pension  Plan. As of the date hereof,
Bridge Pension Plan beneficially owned 102,200 Shares. For information regarding
Bridge  Pension Plan  purchases and sales of securities of Elite during the past two years, see Schedule I.

            Annelies  Freedman,  an  associate  of  Harris  Freedman,  does  not beneficially  own any securities of Elite other than the 102,200 Shares owned by
Bridge Pension Plan. The principal business address of Annelies Freedman is 1241
Gulf of Mexico Drive, Sarasota, FL 24228.

            Saggi, a New York corporation, is a private equity financing company owned and controlled by Sharon Will. The principal  business address of Saggi is
9 Prospect Hill Road Ext., Pine Plains, NY 12567. Ms. Will is the sole executive officer and director of Saggi.  By virtue of her positions with Saggi,  Ms. Will has the sole power to vote and dispose of the Shares  owned by Saggi.  As of the date hereof, Saggi beneficially owned 217,500 Shares. For information  regarding
Saggi purchases and sales of securities of Elite during the past two years,  see
Schedule I.

            Saggi Capital Corp.  Money Purchase Plan ("Saggi Purchase Plan") and
Saggi  Capital Corp.  Profit  Sharing Plan ("Saggi  Sharing  Plan") are employee benefit plans for the benefit of Sharon Will and other eligible Saggi employees.
The principal  business address of Saggi Purchase Plan and Saggi Sharing Plan is
9 Prospect Hill Road Ext., Pine Plains,  NY 12567.  Ms. Will is the sole Trustee of each of  Saggi  Purchase  Plan and  Saggi  Sharing  Plan.  By  virtue  of her positions with Saggi Purchase Plan and Saggi Sharing Plan, Ms. Will has the sole power to vote and dispose of the Shares owned by each of Saggi Purchase Plan and
Saggi Sharing Plan. As of the date hereof, Saggi Purchase Plan and Saggi Sharing
Plan beneficially  owned 7,450 and 8,350 Shares,  respectively.  For information regarding  Saggi  Purchase  Plan and Saggi  Sharing Plan  purchases and sales of securities of Elite during the past two years, see Schedule I.

            Sharon  Will is the  sole  beneficiary  of The  Dutchess  Foundation
Vaduz,  a foreign trust and associate of Sharon Will  ("Dutchess").  Dutchess is the beneficial  owner of 235,984  Shares.  Ms. Will has no voting or dispositive power with respect to the securities of Elite owned by Dutchess and is not  deemed to be the  beneficial  owner of such  securities.  The  principal business address of Dutchess is c/o Prager Driefuss, Muhlebachstrasse 6, CH-8008
Zurich, Switzerland.

              CERTAIN TRANSACTIONS BETWEEN THE COMMITTEE AND ELITE

            Bridge  entered into a Consulting  Agreement with Elite on August 1,
1997 under which Bridge  agreed to provide Elite with  marketing and  management consulting  services  for  consideration  in the  amount of  $10,000  per month.
Effective  August 1, 2000, the parties agreed to reduce the monthly  payments to
$5,000 per month.  On August 1, 2001, the fee was further  reduced to $2,500 per month. The Consulting Agreement was terminated on December 31, 2001. Pursuant to this  agreement,  Bridge  received  250,000  warrants to  purchase  Shares at an exercise price of $6.00 per Share.

            Saggi  entered into an Agreement  with Elite on August 1, 1997 under
which  Saggi  agreed  to  provide  investor   relation  services  to  Elite  for
consideration in the amount of $5,000 per month. The Agreement was terminated on
July 9, 2002.  Pursuant to this agreement,  Saggi received  100,000  warrants to purchase Shares at an exercise price of $6.00 per Share.

            Except as set forth in this Proxy Statement (including the Schedules hereto),  neither  the  Committee  nor  any of the  other  participants  in this solicitation,  or any of their respective associates: (i) directly or indirectly beneficially  owns any  Shares  or any  securities  of  Elite;  (ii) has had any relationship  with Elite in any capacity other than as a  stockholder,  or is or has been a party to any transactions,  or series of similar transactions,  or is indebted to Elite during the past year with respect to any Shares or  securities of Elite;  or (iii) knows of any  transactions  during the past year,  currently proposed transactions,  or series of similar transactions, to which Elite or any of its  subsidiaries  was or is to be a party,  in  which  the  amount  involved exceeds $60,000 and in which any of them or their respective  affiliates had, or will have, a direct or indirect material  interest.  In addition,  other than as set forth herein, there are no contracts, arrangements or understandings entered into  by  the  Committee  or any  other  participant  in  this  or any of  their respective  associates  within the past year with any person with respect to any of Elite's securities,  including,  but not limited to, joint ventures,  loan or option  arrangements,  puts or calls,  guarantees  against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies.

            Except as set forth in this Proxy Statement (including the Schedules hereto),  neither the Committee nor any of the other  participants  in this , or
any  of  their  respective  associates,   has  entered  into  any  agreement  or
understanding with any person with respect to (i) any future employment by Elite or its affiliates or (ii) any future  transactions  to which Elite or any of its affiliates will or may be a party. However, the Committee has reviewed, and will continue to review,  on the basis of  publicly  available  information,  various possible business  strategies that it might consider in the event that the Slate is elected to the Board.  In addition,  if and to the extent that the  Committee acquires control of Elite, the Committee intends to conduct a detailed review of
Elite and its  assets,  financial  projections,  corporate  structure,  dividend
policy,  capitalization,   operations,   properties,  policies,  management  and
personnel and consider and determine what, if any, changes would be desirable in light of the circumstances which then exist.

            See Schedule II for information  regarding  persons who beneficially own more than 5% of the Common  Stock and the  ownership  of the Common Stock by the management of Elite.

            The factual  information  concerning  Elite  contained in this Proxy
Statement  and the  Schedules  attached  hereto has been taken from, or is based upon, publicly available information.

                           THE ELITE VALUE COMMITTEE

                               October ___, 2002

                                   SCHEDULE I
                                   ----------

          TRANSACTIONS IN SECURITIES OF ELITE DURING THE PAST TWO YEARS
          -------------------------------------------------------------

                            Shares of Securities         Price Per            Date of
Type of Security              Purchased/(Sold)           Share($)         Purchase/(Sale)
----------------              ----------------          ----------        ---------------
                              BRIDGE VENTURES, INC.
                              ---------------------
Common Stock                          7,000              10.10                 6/29/00
  Warrant                             5,500               6.10                 6/29/00
Common Stock                            500               5.21                 3/14/01
  Warrant                            10,000               2.03                 4/17/01
Common Stock                         20,000               6.75                 6/5/01
Common Stock                          5,500              10.07                 6/20/01
Common Stock                          5,500              10.06                 6/20/01
Common Stock                          1,500              10.60                 7/20/01
Common Stock                          3,100              10.55                 7/25/01
Common Stock                          3,400              10.54                 7/26/01
Common Stock                          5,000              10.78                 7/26/01
  Warrant                             3,500               4.67                 8/3/01
Common Stock                          2,000              10.67                 8/7/01
  Warrant                           (10,000)              3.58                (8/16/01)
Common Stock                          1,000               8.10                 9/10/01
Common Stock                          1,000               7.58                 9/10/01
Common Stock                          2,000               8.00                 9/10/01
Common Stock                          3,000               8.12                 9/10/01
Common Stock                         12,500               6.59                 9/18/01
Common Stock                          2,500               6.11                 9/19/01
Common Stock                          5,000               6.06                 9/21/01
Common Stock                            400               6.15                 9/24/01
Common Stock                          3,000               7.20                10/27/01
Common Stock                          8,200               6.43                10/29/01
Common Stock                          5,000               6.11                12/12/01
Common Stock                          5,000               6.08                12/13/01
Common Stock                          1,100               5.89                  2/8/02

Common Stock                          3,500               6.04                  2/8/02
Common Stock                          1,000               6.05                  2/8/02
Common Stock                          5,000               6.03                  2/11/02
Common Stock                         (5,000)              8.08                 (2/15/02)
Common Stock                         (5,000)              8.07                 (2/15/02)
Common Stock                         10,000               7.28                  2/20/02
Common Stock                          1,000               5.48                  6/11/02
Common Stock                          2,500               5.23                  6/11/02
Common Stock                          1,000               5.53                  6/13/02
Common Stock                          7,000               5.07                  6/13/02
Common Stock                          5,000               5.14                  6/21/02
Common Stock                          9,000               4.85                  6/24/02
Common Stock                          3,000               4.98                  6/25/02
Common Stock                         (3,000)              3.75                 (7/11/02)
Common Stock                        (10,000)              3.06                 (7/22/02)
Common Stock                         (4,000)              3.17                 (7/22/02)
Common Stock                         (2,000)              (1)                  (8/1/02)

                              BRIDGE VENTURES, INC.
                              EMPLOYEE PENSION PLAN
                              ---------------------
Common Stock                         10,000                6.25                 1/3/01
Common Stock                          5,300                6.27                 1/5/01
Common Stock                          5,000                7.03                 2/13/01
Common Stock                         10,000                4.83                 3/15/01
Common Stock                         10,000                5.02                 3/27/01
Common Stock                          1,000                5.50                 3/29/01
Common Stock                          4,000                5.30                 3/29/01
Common Stock                          5,000                5.50                 4/11/01
Common Stock                          2,000                5.55                 4/17/01
Common Stock                          1,000                7.35                 4/27/01
Common Stock                          3,000               10.55                 7/31/01
Common Stock                          1,500               10.61                 7/31/01
  Warrant                            10,000                3.61                 8/16/01
Common Stock                          1,000                7.05                 9/17/01

Common Stock                          3,500               5.00                   7/5/02
Common Stock                         10,200               4.00                   7/10/02
Common Stock                         (3,000)              3.75                  (7/11/02)
Common Stock                          7,000               3.12                   7/22/02
Common Stock                         10,000               3.06                   7/22/02
Common Stock                          4,000               3.17                   7/22/02

                               SAGGI CAPITAL CORP.
                               -------------------
Common Stock                          5,000                5.00                   3/13/01
Common Stock                          2,500                5.40                   3/21/01
Common Stock                         (3,000)               7.40                  (5/23/01)
Common Stock                         20,000                6.75                   6/5/01
Common Stock                          1,000                5.85                   2/6/02
Common Stock                         (1,000)               7.85                  (2/14/02)
Common Stock                          5,000                5.00                   6/13/02
Common Stock                          1,000                5.05                   6/26/02

                                   SHARON WILL
                                   -----------
Common Stock                          3,000                6.30                   1/2/01
Common Stock                            500                6.60                   1/2/01
Common Stock                          5,000                7.03                   2/16/01
Common Stock                         (1,000)               5.40                  (6/14/02)

                               SMACS HOLDING CORP.
                               -------------------
Common Stock                          1,666               10.60                   7/31/01

                     SAGGI CAPITAL CORP. MONEY PURCHASE PLAN
                     ---------------------------------------
Common Stock                          1,400                5.20                   3/28/01
Common Stock                          1,350                5.20                   3/30/01
Common Stock                          5,000                5.20                   8/28/01
Common Stock                          1,100                6.05                   9/24/01

                     SAGGI CAPITAL CORP. PROFIT SHARING PLAN
                     ---------------------------------------

Common Stock                          1,800                 5.20                  3/21/01
Common Stock                            500                 5.20                  3/22/01
Common Stock                            500                 5.20                  3/23/01
Common Stock                          5,000                 8.25                  8/23/01
Common Stock                            550                 6.00                  9/19/01

                                 HARRIS FREEDMAN
                                 ---------------
Common Stock                          2,000                 (1)                   8/1/02

                               MICHAEL H. FREEDMAN
                               -------------------
Common Stock                         (1,000)                6.25                 (3/6/01)
Common Stock                         (1,000)                7.20                 (5/2/01)
Common Stock                         (2,000)                7.05                 (6/7/01)
Common Stock                         (1,000)                9.30                 (7/3/01)
Common Stock                         (1,000)               10.55                 (7/26/01)
Common Stock                         (1,000)                8.35                 (8/31/01)
Common Stock                         (1,000)                8.45                 (8/31/01)
Common Stock                         (1,500)               11.50                 (9/21/01)
Common Stock                         (1,000)                7.15                 (1/10/02)
Common Stock                         (1,000)                6.50                 (1/25/02)
Common Stock                         (1,000)                6.50                 (1/29/02)
Common Stock                           (500)                7.50                 (2/28/02)
Common Stock                           (500)                7.20                 (3/4/02)
Common Stock                           (500)                7.72                 (3/8/02)
Common Stock                           (500)                7.51                 (4/5/02)
Common Stock                         (1,000)                7.41                 (4/23/02)
Common Stock                           (500)                6.81                 (5/9/02)

-----------------------------

(1)         On August 1, 2002, 2,000 Shares were transferred from the account of
            Bridge Ventures, Inc. to the account of Harris Freedman.

                                   SCHEDULE II
                                   -----------

               SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
                                   MANAGEMENT

          The following is based solely on information provided in Elite's preliminary Proxy revocation statement filed August 20, 2002:

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

            Shown in the table below is any person (including any "group") known to the Company to be the beneficial  owner of more than five percent (5%) of any class of the Company's voting securities as of October ___, 2002.

                             Name and Address of                   Amount and Nature of
Title of Class               Beneficial Owner                      Beneficial Ownership              Percent of Class
--------------               ----------------                      --------------------              ----------------
Common                       Dr. Atul M. Mehta,                    2,962,701(1)                          26.4%
                             Director/Officer                      Direct and Indirect
                             165 Ludlow Avenue
                             Northvale New Jersey  07647

Common                       Jerome Belson                         928,00[_](2)                           9.2%
                             495 Broadway                          Direct and Indirect
                             New York, NY 10012

Common                       John de Neufville and Mely            766,100(3)                             7.6%
                             Rahn, Trustees                        Direct and Indirect
                             Margaret de Neufville
                             Revocable Trusts
                             197 Meister Avenue
                             North Branch, NJ 08876

Common                       Bakul and Dilip Mehta                 630,000                                6.5%
                             P.O. Box 438                          Direct
                             Muscat, Sultanate of Oman

Common                       Bridge Ventures, Inc.                 859,470(4)                             8.6%
                             1241 Gulf of Mexico Drive             Direct and Indirect
                             Longboat Key, FL 24228

                             SMACS Holding Corp.
                             1241 Gulf of Mexico Drive
                             Longboat Key, FL 24228

                             Bridge Ventures, Inc.
                             Employee Pension Plan
                             1241 Gulf of Mexico Drive
                             Longboat Key, FL 24228

                             Name and Address of                   Amount and Nature of
Title of Class               Beneficial Owner                      Beneficial Ownership              Percent of Class
--------------               ----------------                      --------------------              ----------------

                             Saggi Capital Corp.
                             9 Prospect Hill Road Ext.
                             Pine Plains, NY 12567

                             Saggi Capital Corp.
                             Money Purchase Plan
                             9 Prospect Hill Road Ext.
                             Pine Plains, NY 12567

                             Saggi Capital Corp.
                             Profit Sharing Plan
                             9 Prospect Hill Road Ext.
                             Pine Plains, NY 12567

                             Harris Freedman
                             1241 Gulf of Mexico Drive
                             Longboat Key, FL 24228

                             Sharon Will
                             9 Prospect Hill Road Ext.
                             Pine Plains, NY 12567

                             Michael H. Freedman
                             200 East 89th Street
                             Suite 17A
                             New York, NY 10128

(1)         Includes (i) 6,300 shares held by Dr. and Mrs.  Mehta as  custodians for Amar  Mehta;  (ii) 6,300  shares  held by Dr. and Mrs.  Mehta as custodians  for Anand  Mehta;  (iii)  200,000  shares  held by Mehta
            Partners,  LP; and (iv)  options  to  purchase  1,475,000  shares of common stock held by Dr. Mehta (including options for 400,000 shares which do not begin  vesting  until  December  31, 2002 and then vest
            100,000 shares on that date and 100,000 shares  annually  thereafter for three years and options for 50,000 shares which begin vesting on
            December  31,  2002 and then  vest  10,000  shares  on that date and
            10,000 shares annually thereafter for four years).

(2)         Includes  (i) 35,000  shares held by Maxine  Belson,  wife of Jerome
            Belson;  (ii) 50,000  shares by the Jerome  Belson  Foundation;  and
            (iii) 28,000 shares owned by the Grandchildren of Jerome Belson; and
            (iv) warrants for 256,000 shares.

(3)         Represents  (i) 331,000 shares held in trust for the benefit of John
            P. de Neufville;  (ii) 410,000  shares held in trust for David T. de
            Neufville; and (iii) options personally held by John P. de Neufville to purchase 25,000 shares.

(4)         Based on information contained in a Schedule 13D, as amended,  filed by the foregoing  persons on August 13, 2002 who have formed a group within the meaning of Section 13(d)

            of the Securities Exchange Act of 1934. Consists of (a) 2,000 shares of common  stock owned by Harris  Freedman,  (b)  369,970  shares of common stock owned by Bridge Ventures, Inc. (including 85,250 shares of common stock  issuable upon exercise of warrants  owned by Bridge
            Ventures,  Inc.),  (c) 121,000 shares of common stock owned by SMACS
            Holding Corp. (including 75,000 shares of common stock issuable upon exercise  of warrants  owned by SMACS  Holding  Corp.),  (d) 102,200 shares  of common  stock  owned by Bridge  Ventures,  Inc.  Employee
            Pension Plan (including  10,000 shares of common stock issuable upon exercise of warrants owned by Bridge Ventures, Inc. Employee Pension
            Plan),  (e) 7,500 shares of common  stock owned by Sharon Will,  (f)
            217,500  shares  of  common  stock  owned  by  Saggi  Capital  Corp.
            (including  110,000 shares of common stock issuable upon exercise of warrants owned by Saggi Capital  Corp.),  (g) 7,450 shares of common stock owned by Saggi Capital Corp.  Money  Purchase  Plan, (h) 8,350
            shares of common stock owned by Saggi Capital Corp.  Profit  Sharing
            Plan,  and (i)  23,500  shares of common  stock  owned by Michael H.
            Freedman  (including  5,000  shares of common  stock  issuable  upon exercise of warrants owned by Michael H. Freedman).

            The Company is informed  and  believes  that as of October __, 2002,
Cede & Co. held  6,544,413  shares of the  Company's  common stock and 1,200,120
Class A Warrants  for shares of the common  stock of the  Company as nominee for
Depository Trust Company,  55 Water Street,  New York, New York 10004. It is the
Company's  understanding  that Cede & Co.  and  Depository  Trust  Company  both disclaim any beneficial  ownership therein and that such shares are held for the account of numerous  other persons,  no one of whom is believed to  beneficially own five percent or more of the common stock of the Company.

                        SECURITY OWNERSHIP OF MANAGEMENT

            Shown below,  as of October __, 2002,  are the shares of the Company beneficially  owned  by all  directors,  by the  executive  officers  and by the directors and executive officers of the Company as a group.

                             Name and Address of              Amount and Nature of
Title of Class               Beneficial Owner                 Beneficial Ownership            Percent of Class
--------------               ----------------                 --------------------            ----------------
Common                       Dr. Atul M. Mehta,               2,962,700(1)                         26.4%
                             Director/Officer                 Direct and Indirect
                             165 Ludlow Avenue
                             Northvale NJ 07647

Common                       Donald S. Pearson,               78,750(2)                             0.8%
                             Director                         Direct
                             1305 Peabody Avenue
                             Memphis, TN 38104

Common                       Harmon Aronson,                  60,000(3)                             0.6%
                             Director                         Direct
                             26 Monterey Drive
                             Wayne, NJ 07470

                             Name and Address of              Amount and Nature of
Title of Class               Beneficial Owner                 Beneficial Ownership            Percent of Class
--------------               ----------------                 --------------------            ----------------

Common                       Eric L. Sichel,                  30,000(4)                             0.3%
                             Director                         Direct
                             411 Highview Road
                             Englewood, NJ 07631
Common                       Mark I. Gittelman,               10,000(5)                             0.1%
                             Chief Financial Officer,         Direct
                             Treasurer and Secretary
                             300 Colfax Avenue
                             Clifton, NJ 07013
Common                       Officers and Directors as a      3,141,450                            27.7%
                             Group                            Direct and Indirect

(1)         Includes (i) 6,300 shares held by Dr. and Mrs.  Mehta as  custodians for Amar  Mehta;  (ii) 6,300  shares  held by Dr. and Mrs.  Mehta as custodians  for Anand  Mehta;  (iii)  200,000  shares  held by Mehta
            Partners,  LP; and (iv)  options  to  purchase  1,475,000  shares of common stock held by Dr. Mehta (including options for 400,000 shares which do not begin  vesting  until  December  31, 2002 and then vest
            100,000 shares on that date and 100,000 shares  annually  thereafter for three years and options for 50,000 shares which do begin vesting until December 31, 2002 and then vest 10,000 shares on that date and
            10,000 shares annually thereafter for four years).

(2)         Includes  options to  purchase  60,000  shares.  Options  for 40,000 shares are vested.  The  remaining  options  vest in  increments  of
            10,000 shares each on September 1, 2002 and January 2, 2003.

(3)         Comprised of options to purchase  60,000 shares.  Options for 40,000 shares are vested.  The  remaining  options  vest in  increments  of
            10,000 shares each on September 1, 2002 and January 2, 2003.

(4)         Comprised of options to purchase  30,000 shares.  Options for 10,000 shares  are  vested.  Options  for  the  remaining  shares  vest  in increments of 10,000 each on August 2, 2003 and August 2, 2004.

(5)         Comprised of options to purchase 10,000 shares.

            Information on the stock  ownership of these persons was provided to the Company by the persons.

                                    IMPORTANT

            1.          If your Shares are kept at your  brokerage firm or bank,
                        and they are registered in your brokerage firm's or your
                        bank's name,  please send back only the  enclosed  WHITE
                        Proxy Card in the special envelope provided.

            2.          If your Shares are  registered in your own name,  please
                        sign,  date and return the enclosed  WHITE Proxy Card to
                        MacKenzie Partners, Inc.

            3.          Time is critically  short.  Only your latest dated WHITE
                        Proxy Card will count.

            4.          If your Shares are held in the name of a brokerage firm,
                        bank  nominee or other  institution,  only it can sign a
                        WHITE   Proxy  Card  with   respect   to  your   Shares.
                        Accordingly,  please contact the person  responsible for
                        your  account  and give  instructions  for a WHITE Proxy
                        Card to be signed representing your Shares.

            If you  have any  questions  about  giving  your  Proxy  or  require assistance in voting your Shares, please call:

                                 Harris Freedman
                              575 Lexington Avenue
                            New York, New York 10022
                               Tel. (212) 572-0763
                               Fax (212) 572-0760

                                       or

                                   Sharon Will
                            9 Prospect Hill Road Ext.
                           Pine Plains, New York 12567
                               Tel. (518) 398-7830
                               Fax (518) 398-6369

           ELITE PHARMACEUTICALS, INC. ANNUAL MEETING OF STOCKHOLDERS
          ------------------------------------------------------------

         THIS PROXY IS SOLICITED ON BEHALF OF THE ELITE VALUE COMMITTEE

          THE BOARD OF DIRECTORS OF ELITE PHARMACEUTICALS, INC. IS NOT
                              SOLICITING THIS PROXY

            The undersigned  appoints Harris  Freedman,  attorney and agent with full  power  of  substitution  to vote  all  shares  of  common  stock  of Elite
Pharmaceuticals, Inc. (the "Company") which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of the Company,
and including at any  adjournments or  postponements  thereof and at any meeting called in lieu thereof, as follows:

1.          ELECTION OF DIRECTOR:

            A total of two  Directors  will be elected at the Annual  Meeting of
Stockholders  of the  Company.  This  Proxy can only be voted for one of the two
Directors being elected at the Annual Meeting.  Accordingly, this Proxy does not confer voting power with respect to the remaining directorship.

                                           FOR        WITHHOLD

            Harris Freedman                [   ]      [    ]
            Sharon Will                    [   ]      [    ]
            Michael H. Freedman            [   ]      [    ]

2.          RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS:

                       FOR         AGAINST                 ABSTAIN
                       [    ]       [    ]                  [    ]

3.          IN THEIR DISCRETION WITH RESPECT TO ANY OTHER MATTERS AS MAY
            PROPERLY COME BEFORE THE ANNUAL MEETING.

            The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with  respect to the shares of Common  Stock of the Company held by the undersigned, and hereby ratifies and confirms all actions the herein named attorney and proxy, his  substitutes,  or any of them may lawfully take by virtue hereof. If properly executed, this Proxy will be voted as directed above.

            IF NO DIRECTION IS  INDICATED  WITH RESPECT TO THE ABOVE  PROPOSALS,
THIS PROXY WILL BE VOTED FOR THE  ELECTION  OF THE SLATE,  OR ANY  SUBSTITUTIONS
THERETO, AND FOR THE RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS.

            This proxy will be valid  until the sooner of one year from the date indicated below and the completion of the Annual Meeting.

DATED:  ____________________________

PLEASE SIGN EXACTLY AS NAME APPEARS ON THIS PROXY.

------------------------------------
(Signature)

------------------------------------
(Signature, if held jointly)

------------------------------------
(Title)

            WHEN SHARES ARE HELD JOINTLY, JOINT OWNERS SHOULD EACH SIGN.
EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC., SHOULD INDICATE THE
CAPACITY IN WHICH SIGNING.

         IMPORTANT: PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY!